Small enough to listen ...

... big enough to serve your needs

Provident Bancorp, Inc.

PBCP-NASDAQ

George Strayton

President and Chief Executive Officer

www.providentbanking.com

Forward-Looking Statement

Provident Bancorp

This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of Provident Bancorp, Inc. Forward-looking statements are subject to various factors that could cause actual results to differ materially from these estimates. These factors include, but are not limited to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting Provident Bancorp's operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or cost savings at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access Bancorp's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Bancorp.

Why to Invest in Provident!

- Growing Marketplace
- Winning Business Strategy
- Unique Selling Proposition (USP)
- Strong Niche in the Marketplace
- Consistent Strong Financial Performance
- Excellent Asset Quality
- Diversified Loan Portfolio
- Very Strong Low Cost Deposit Position

Who is Provident Bancorp?

- Mutual Holding Company
- Assets of $1 Billion
- Capital of $110 Million
- Seventeen branches
  - Four supermarket branches
  - Thirteen free standing branches
- Formed in 1888, converted to MHC in 1999
- Thirteen Branches in Rockland County, New York
- Four Branches in Orange County, New York

Provident's Market Area



New York
Orange County
ORANGE
Middletown
Florida
Chester
Harriman
Warwick
Open
1stQ 2003
Newburgh
Montgomery
Maybrook
Scotchtown
New Windsor
Vails Gate
Highland Mills
Highland Falls
Fort Montgomery
Walton Park
Greenwood Lake
Tuxedo Park
Highland Lake
Vernon Valley
Unionville
Otisville
Hamburg
Franklin
Rockland County
Stony Point
Mount Ivy
Haverstraw
ROCKLAND
Hillcrest
Congers
New City
Bardonia
Nanuet
Nyack
West Nyack
Pearl River
Orangeburg
Suffern
Airmont
Sloatsburg
PASSAIC
Bloomingdale
Pompton Lakes
N
W
E
S
New Jersey

Rockland County, New York

- Population - 300,000
- Highly Educated
- Unemployment - 4%
- 8,500 Businesses
- Median Income - $80,000
- Commuting distance from NYC, Westchester County, New York and Bergen County , New Jersey
- Avg. sales price of a home - $385,000
- Growth Rate (census to census) - 8%

Orange County, New York

- Population - 320,000
- Unemployment - 3.8%
- 8,000 Businesses
- Median income - $52,000
- Commuting distance from NYC, Westchester County, New York and Bergen County, New Jersey
- Avg. sales price of a home - $228,000
- Growth Rate (census to census) - 11%
- Three times the geographic size of Rockland, largely undeveloped, but beginning to be developed

Full Service Community Bank

- We offer a full array of products for consumers, including:
  - Internet banking
  - Internet bill payment

- We offer a full array of products for businesses, including:
  - C&I (commercial and industrial loans)
  - Commercial real estate loans
  - Credit scoring for small business loans

Full Service Community Bank

- We offer Wealth Management
  - Asset Management capacity
  - Trust services
  - Mutual Funds and Annuities

What is Provident's USP?

- We have 7 of our 17 branches ***open seven days per week***
- ***All*** our Branches are ***open a full day on Saturday***
- Our Loan Officers have money center bank experience
- We are large enough (cap=$100m+) to handle 98% of requests
- We are small enough that the one lender will oversee a number of different loan activities

Market Place Competition

- *Rockland*
  - *One community bank*
  - *All others are money center banks*
- *Orange*
  - *One community bank our size*
  - *All other either large money center or small thrift or bank*

Excellent Asset Growth



$ in Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$844
$881
$1,027
2000
2001
2002

Asset Composition - Balanced



Commercial Loans
22%
Consumer Loans
8%
Non-Interest Earning
Assets
6%
Securities
28%
Residential Loans
36%

Quality Earnings Growth


$ in Thousands
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,872
$7,482
$9,527
2000
2001
2002

ROE	6.58%	7.71%	8.92%
ROA	0.70%	0.87%	0.99%

Net Interest Margin Growth


5.0%
4.5%
4.0%
3.5%
3.0%
4.12%
4.20%
4.71%
2000
2001
2002

Excellent Deposit Mix



$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2000
2001
2002
Certificates
MMDA
Savings
Retail Checking
Com. Checking

Total	**$608,976**	**$653,100**	**$799,626**

Excellent Core Deposits
(Savings & Checking)



$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2000
2001
2002
MMDA
Savings
Retail Checking
Com. Checking

Total	$359,588	$407,773	$556,104

Excellent Liability Mix


Other
1%
Capital
11%
Borrowing
10%
Deposits
78%

… Great Growth Potential

Diversified Loan Portfolio



30 Yr Mortgage
27%
(Effective duration - 4.2 Yrs)
15 Yr Mortgage
18%
(Effective duration - 3.7 Yrs)
1-4 ARMS
10%
Multi-family
1%
Comm'l Real Estate
23%
Construction
3%
Comm'l Business Loans
6%
Consumer Loans
12%

Strong Asset Quality

- Net charge-offs to average loans- 0.03%
- NPA's to total assets - 0.49%
- NPL's to total loans - 0.74%
- Allowance for NPL - 210%

-- for year ending 9/30/02

Non-Interest Income Growth

Provident Bancorp


$ in Millions
5
4
3
2
1
-
$3.382
$4.177
$4.904
2000
2001
2002

Non-Interest Expense



35
30
25
20
15
10
5
0
$ in Millions
$25.8
$26.4
$32.2
2000
2001
2002

Branches:	13	14	17

Shareholders

- MHC - 55.2%
- Public Shares - 44.8%
  - Retail Approx. 4000 - 30.5%
  - Institutional Approx. 10 - 4.4%
  - Insiders Approx. 15 - 9.9%

Growth of Stock Price



Daily chart PBCP
www.askresearch.com
32.00
30.00
28.00
26.00
24.00
22.00
20.00
18.00
16.00
14.00
12.00
D 00 F M A M J J A S O N D 01 F M A M J J A S O N D 02 F M A M J J A S O N

EPS Growth (fully diluted)



$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.76
$0.97
$1.22
2000
2001
2002

Dividend	$0.15	$0.22	$0.41

Why you should invest in Provident Bancorp!

- Vibrant Marketplace
- Unique Selling Proposition
- Very Strong Low Cost Deposit Position
- Continuous Strong Financial Performance

Small enough to listen ...

... big enough to serve your needs

Provident Bancorp, Inc.

PBCP-NASDAQ

www.providentbanking.com